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                                                                    Exhibit 23.2
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                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 15, 1999, except as to Note 15 which is as of February 7, 2000, relating to the financial statements, which appears in the Annual Report on Form 10-K of Segue Software, Inc. for the year ended December 31, 1999.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
June 23, 2000

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